united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Rich Malinowski, Gemini Fund Services, LLC

80 Arkay Drive Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 8/31

Date of reporting period: 11/30/2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Hundredfold Select Alternative Fund
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2017
Shares									Value
		MUTUAL FUNDS -16.7%
		DEBT FUNDS - 11.6%
270,381		AlphaCentric Income Opportunities Fund - Class I							$3,333,803
103,806		Virtus KAR Small-Cap Growth Fund - Institutional Class							2,774,740
									6,108,543
		EQUITY FUNDS -5.1%
192,049		Vanguard Global Minimum Volatility Fund - Investor Class							2,650,272

		TOTAL MUTUAL FUNDS (Cost - $7,935,020)							8,758,815

		SHORT-TERM INVESTMENTS - 72.0%
		MONEY MARKET FUND - 72.0%
18,856,661		Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class - 0.97% (a)							18,856,661
18,856,661		First American Government Obligations Fund - Money Market Portfolio - 0.95% (a)							18,856,661
		TOTAL SHORT-TERM INVESTMENTS (Cost - $37,713,322)							37,713,322

		TOTAL INVESTMENTS - 88.7% (Cost - $45,648,342) (b)							$46,472,137
		ASSETS IN EXCESS OF LIABILITIES- 11.3%							5,915,934
		NET ASSETS - 100.0%							$52,388,071

	(a)	Variable rate security; the rate shown represents the seven day effective yield at November 30, 2017.
	(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of swap positions and futures) is $45,648,359
		and differs from market value by net unrealized appreciation (depreciation) of securities as follows:						Unrealized Appreciation:	$823,778
								Unrealized Depreciation:	-
								Net Unrealized Appreciation:	$823,778

FUTURES CONTRACTS
Number of Contracts		Open Long Future Contracts			Counterparty	Notional Value at November 30, 2017	Expiration		Unrealized Appreciation / (Depreciation)
70		E- mini Russell 2000			ADM Investor Services	5,408,900	December-17		$36,255

LONG EQUITY SWAPS CONTRACTS
									Unrealized Appreciation (Depreciation)
				Number of Shares	Notional Value	Interest Rate Payable *	Termination Date
Reference Entity					at November 30, 2017		Counterparty
Alphacentric Income Opportunity Fund; Class I				516,393	6,367,131	3-Mth USD_LIBOR plus 100 bps	8/18/2018	Credit Suisse	65,871
Alphacentric Income Opportunity Fund; Class I				301,058	3,712,042	3-Mth USD_LIBOR plus 100 bps	11/5/2018	Credit Suisse	11,302
Guggenheim Floating Rate Strategies Fund; Institutional Class				347,626	9,048,708	3-Mth USD_LIBOR plus 100 bps	12/31/2017	Barclays	3,476
Guggenheim Floating Rate Strategies Fund; Institutional Class				193,648	5,040,666	3-Mth USD_LIBOR plus 100 bps	12/31/2017	Barclays	1,936
Lord Abbett Floating Rate I				1,914,661	17,557,440	3-Mth USD_LIBOR plus 125 bps	3/11/2019	Barclays	19,147
Semper MBS Total Return Institutional				888,469	9,506,616	3-Mth USD_LIBOR plus 125 bps	6/20/2023	Barclays	-
Semper MBS Total Return Institutional				608,614	6,512,172	3-Mth USD_LIBOR plus 125 bps	6/20/2023	Barclays	-
Totals									$101,732

OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION SOLD: (CENTRALLY CLEARED) (1)
						Notional Value at (3) November 30, 2017
Reference Entity		Counter Party	Termination Date	Fixed Deal (Pay) Rate	Implied Credit (2) Spread at 11/30/2017		Fair Value	Amortized Upfront Payments Paid	Unrealized Appreciation
CDX HY 2 9 Year Index		Credit Suisse	12/20/2022	5.00%	11.60%	$10,600,000	$835,810	$800,191	$35,619

*	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.
(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period and will serve as an indicator of the payment/ performance risk and represent the likelihood of risk default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a great likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the market CDX High Yield 2 8 year index.

Hundredfold Select Alternative Fund
Schedule of Investments (Unaudited) (Continued)
November 30, 2017

The following is a summary of significant accounting policies followed by the Fund in preparation of its Portfolio of Investments. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S.dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit Deferred Swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, as determined by Gemini Fund Services, LLC ("GFS"), at the price received from the broker-dealer/counterparty that issued the swap.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies. Open-ended Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Open-ended Funds. Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will no change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Hundredfold Select Alternative Fund
Schedule of Investments (Unaudited) (Continued)
November 30, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2017 for the Fund assets and liabilities measured at fair value:

SELECT ALTERNATIVE
Assets *	Level 1	Level 2		Level 3		Total
Investments
Mutual Funds	$8,758,815	$-		$-		$8,758,815
Money Market Fund	37,713,322	-		-		37,713,322
Total Investments	$46,472,137	$-		$-		$46,472,137
Derivative
Futures Contracts	$36,255	$-		$-		$36,255
Open Swaps		137,351				137,351
Total Derivatives	$36,255	$137,351		$-		$173,606
The Fund did not hold any Level 3 securities during the period.
There were no significant transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Schedule of Investments for classification by asset class

Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.
Hundredfold Select Alternative Fund
Schedule of Investments (Unaudited) (Continued)
November 30, 2017

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by each Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities if indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

Futures Contracts – The Fund may purchase and sell stock index futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign countries. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.
Risks of Futures Contracts – The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and movements in the price of the underlying securities or index; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designate all cash, cash equivalents and liquid securities as collateral for futures contracts.
The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser.

The following is a summary of risk exposure for the unrealized appreciation of derivative instruments utilized by the fund as of November 30, 2017:

		Commodity Risk	Currency Risk	Equity Risk	Credit Risk	Total
	Futures	$-	$-	$36,255	$-	$36,255
Hundredfold Select Alternative Fund	Swap Contracts	-	-	101,732	35,619	137,351
	Total	$-	$-	$137,987	$35,619	$173,606

Item 2. Controls and Procedures.

(a)       The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust II

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/26/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/26/17

By

*/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 1/26/17